THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE
         NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                               IQ BIOMETRIX, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         THIS CERTIFIES THAT, for value received pursuant to that certain Debenture of even date herewith (the "Debenture"), the undersigned and its assigns (collectively, the "Holder") are entitled to subscribe for and purchase up to that number of shares derived from the calculations set forth in Section
1.2 of the Debenture (as adjusted pursuant to Section 3 hereof, the "Shares") of the fully paid and nonassessable Common Stock of IQ Biometrix, Inc. (the "Company"), at the price of $0.20 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 3 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. The term "Warrant" as used herein, shall include this Warrant and any warrants issued upon transfer or partial exercise of this Warrant unless the context clearly requires otherwise.
1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, for five years from the date of the issuance of this Warrant (the "Expiration Date"). 2. Method of Exercise; Payment; Issuance of New Warrant.
(a) Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, either: (i) by certified or bank check, or by wire transfer to an account designated by the Company in an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, (ii) by the delivery of that number of shares of Common Stock having a value equal to the Warrant Price, which shares may be the Shares underlying the Warrant, or
(iii) by the net exercise method set forth below in Section 2(b). If, in any event, this Warrant has not been exercised on the Expiration Date, then the Company shall, without further action by the Holder, exercise any unexercised Shares by net exercise in accordance with Sections 2(b) throughand 2(d) below.


(b) Net Exercise; Procedure.

                           (i) In addition to and without limiting the rights of
the Holder under the terms of this
Warrant, but only to the extent this Warrant has not otherwise been exercised, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 2(b) at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (d) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the Fair Market Value of one share of Common Stock as determined in accordance with
Section 2(c) below.

                  Expressed as a formula, such conversion shall be computed as follows:

         X =  B - A
            ---------
                   Y
                           Where:

                           X = the number of shares of Common Stock that may be
                               issued to Holder

                           Y =  the Fair Market Value of one share of Common
                               Stock as of the Conversion Date

                           A = the aggregate Warrant Price (i.e., Converted
                               Warrant Shares x Warrant Price)

                           B = the Fair Market Value of all Converted Warrant
                               Shares

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the value of the resulting fractional share on the Conversion Date (as hereinafter defined).

                           (c) Determination of Fair Market Value. For purposes
of this Section 2, the "Fair
Market Value" of a share of Common Stock as of the Conversion Date shall mean:

                           (i) If traded on a securities exchange, the fair
market value per share of the Common
Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five (5) day period ending one (1) business day prior to the Conversion Date;

                           (ii) If traded over-the-counter, the fair market
value per share of the Common Stock
shall be deemed to be the average of the closing bid prices of the Common Stock over the five (5) day period ending one (1) business day prior to the Conversion Date; and

                           (iii) If there is no public market for the Common
Stock, then fair market value per
share shall be the value per share determined in good faith by the Company (by action of its Board of Directors) for the issuance of Incentive Stock Options as of the Conversion Date.

                  (d) Holder of Record; Certificates. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised (the "Conversion Date"). In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof as soon as practicable and, if requested by the Holder, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the Holder exercising this Warrant) within the time period required to settle any trade made by the Holder after exercise of this Warrant.
3. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:
(a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder a new Warrant (in form and substance satisfactory to the Holder), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the Holder shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.
(b) Subdivisions, Combinations and Stock Dividends. If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding shares of Common Stock, by split-up or otherwise, or combine its outstanding shares of Common Stock, or issue additional shares of its Common Stock as a dividend on its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. 4. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 3 hereof, the Company shall make a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Adjusted Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 10 hereof, by first class mail, postage prepaid) to the Holder at such Holder's last known address.
5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise.
6. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.
(a) Investment Only. The Holder understands that the Company is issuing this Warrant to Holder in reliance upon Holder's representation to the Company, which by Holder's acceptance of this Warrant Holder hereby confirms, that the Warrant and the Common Stock issuable upon conversion thereof (collectively, the "Securities") are being acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By accepting this Warrant, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.
(b) Disclosure of Information. Holder has received and reviewed information about the Company and has had an opportunity to discuss the Company' business, management and financial affairs with its management. Holder understands and acknowledges that such discussions, as well as any written information issued by the Company, (i) were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company's actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.
(c) Investment Experience. Holder acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.
(d) Accredited Investor. Holder is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.
(e) Restricted Securities.
(1) Current Limitation. Holder understands that the Securities it is receiving are currently characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act of 1933 only in certain limited circumstances. In this connection, the Holder represents that it is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the Act.

                           (2) Registration of Warrant Shares. IQB is currently
preparing a form SB-2 for
filling with the Securities and Exchange Commission. The Shares of Common Stock issuable upon the exercise of this Warrant shall be included for registration in such filing. While acting in a commercially reasonable fashion, IQB shall promptly after the Closing (as defined in the Debenture), file such form for registration and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act), of the Shares. The term "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder with the Securities and Exchange Commission, and the declaration or ordering of the effectiveness of such registration statement.
(f) Legends. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the form appearing at the top of this Warrant. Said legend(s) shall be removed by the Company, upon the written request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. (g) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, or other evidence satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6(g) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.
(h) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 6(g) above shall apply to any transfer or grant of a security interest in this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the Holder if the Holder is a partnership or to a member of the Holder if the Holder is a limited liability company, (ii) to a partnership of which the Holder is a partner or a limited liability company of which the Holder is a member, or
(iii) to any affiliate of the Holder if the Holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original Holder hereof.


                  (i) Registration of Shares. While acting in a commercially reasonable fashion, IQB shall promptly after the Issue Date (as defined in the Debenture), file for registration and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) the Common Stock issuable upon the exercise of this Warrant. The term "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder with the Securities and Exchange Commission, and the declaration or ordering of the effectiveness of such registration statement.

7. Rights as Shareholders; Information. No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.
8. Notification of Merger. The Company shall provide the Holder with at least twenty (20) days' written notice prior to the closing thereof of the terms and conditions of any of the following transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.
9. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. 10. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.
11. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.
12. Lost Warrants or Stock Certificates. The Company covenants to the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.
13. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.
14. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, with reference to conflict of laws principles. 15. Survival of Representations, Warranties and Agreements. All representations and warranties of the Holder contained herein shall survive the date of issuance of this Warrant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the Holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative. 16. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a Holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.
17. No Impairment of Rights. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. 18. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be valid, legal and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed to be so modified, it shall be invalid, illegal or unenforceable only to the extent of such invalidity, illegality or limitation on enforceability without affecting the remaining provisions of this Warrant or the validity, legality or enforceability of such provision in any other jurisdiction. 19. Entire Agreement. This Warrant and the Purchase Agreement constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.







                    [The Remainder of this Page is Intentionally Blank]

Date of issuance: __________________



                               IQ Biometrix, Inc.



                               By:
                               -------------------------------------------------

                               Title:
                               -------------------------------------------------

                               Address:




                               Holder



                               By:
                               -------------------------------------------------

                               Title:
                               -------------------------------------------------

                               Address:












              [Signature Page to Warrant to Purchase Common Stock]

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:  IQ Biometrix, Inc. (the "Company")

         1. The undersigned hereby elects to purchase ___________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:




                                     (Name)






                                    (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.




                                   (Signature)


(Date)